UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 21, 2026.

(b) The voting results from the Annual Meeting were as follows:

1.
Each of the following 10 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2027 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 9,456,979 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	244,536,152	8,506,500	282,148
Vincent Clancy	251,791,855	1,251,764	281,181
Beth F. Cobert	251,747,921	1,160,247	416,632
Reginald H. Gilyard	242,969,905	10,077,931	276,964
Shira D. Goodman	252,290,865	760,175	273,760
Gerardo I. Lopez	247,117,700	5,787,940	419,160
Guy A. Metcalfe	252,120,082	930,639	274,079
Gunjan Soni	252,946,389	75,639	302,772
Robert E. Sulentic	236,814,806	13,888,933	2,621,061
Sanjiv Yajnik	242,965,654	9,768,331	590,815

2.
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 was approved by a vote of 255,196,778 shares in favor, 7,357,550 shares against, and 227,451 shares abstaining. There were no broker non-votes on this proposal.
3.
The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2025 was approved by a vote of 230,735,191 shares in favor, 21,828,542 shares against, and 761,067 shares abstaining. There were 9,456,979 broker non-votes on this proposal.
4.
The stockholder proposal regarding stockholders’ ability to call special stockholder meetings was rejected by a vote of 85,999,804 shares in favor, 166,814,496 shares against, and 510,500 shares abstaining. There were 9,456,979 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer and Chief Investment Officer